SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sect. 240.14a11(c) or Sect. 240.14a12

                          Groen Brothers Aviation, Inc.
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)


                          -----------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a6(i)(4) and 011.

     1) Title of each class of securities to which transaction applies:


     2)     Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     4)     Proposed maximum aggregate value of transaction:


     5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:


     2)     Form, Schedule or Registration Statement No.:


     3)     Filing Party:


     4)     Date Filed:

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:


         Notice is hereby given that the next Annual Meeting of Shareholders of Groen Brothers Aviation, Inc., a Utah corporation (the "Company"), will be held at the Company's Utah offices, 2640 W. California Ave. Suite A, Salt Lake City, Utah, 84104-4593 at 12:00 p.m., Mountain Daylight Savings Time, on Saturday, May 20, 2000 (the "Annual Meeting").

         At the Annual Meeting, the shareholders will be asked to (i) consider and vote for the election of directors, (ii) ratify the appointment of the firm of Tanner+Co., independent certified public accountants, as the Company's auditors, (iii) approve Amended and Restated Articles of Incorporation, that include an increase in the number of authorized shares of the Company and a limitation on the liability of directors under Section 841 of the Utah Revised Business Corporations Act (the "Revised Act"), (iv) approve the number of shares to be issued under the Company's 2000 Stock Option Plan, (v) approve a voting process whereby shareholders can approve an action, without holding a meeting, if a written consent setting forth the action is signed by a majority of the shareholders (or such greater vote as may be required), and (vi) any other business that may be lawfully brought before the Annual Meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on Thursday, April 6, 2000 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting, or at any continuance(s) or adjournment(s) thereof.


                                            By Order of the Board of Directors


                                            /s/ David L. Groen
                                            ------------------------------------
                                            DAVID L. GROEN, President and
                                            Chief Executive Officer
                                            April 28, 2000


Please note: Your vote is important no matter how many shares you own. Even if you plan to be present at the annual meeting, please fill in, date, sign, and mail promptly the enclosed proxy to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting in person, you may vote in person if you wish to do so even though you have previously sent in your proxy. Please mail your proxy promptly and save the Company the expense of additional requests for proxies.

                          Groen Brothers Aviation, Inc.
                        2640 W. California Ave. Suite A,
                        Salt Lake City, Utah, 84104-4593
                                 (801) 973-0177


                                 PROXY STATEMENT
                                 ---------------

General

         This Proxy Statement is furnished to shareholders of Groen Brothers Aviation, Inc., a Utah corporation (the "Company"), in connection with the solicitation of proxies to be voted at the Company's next Annual Meeting of Shareholders. The Annual Meeting will be held on Saturday, May 20, 2000, at 12:00 p.m., Mountain Daylight Savings Time, at the Company's Utah offices at 2640 W. California Ave. Suite A, Salt Lake City, Utah, 84104-4593. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement was first mailed on or about April 28, 2000, to shareholders of record of the Company as of Thursday, April 6, 2000. Together with the Proxy Statement, the Company also delivered to the shareholders (i) its Form 10-KSB as filed with the Securities and Exchange Commission ("SEC") for its fiscal year ended June 30, 1999, and (ii) its Form 10-QSB as filed with the SEC for its fiscal quarter ended December 31, 1999.

         At the meeting, the following matters will be considered and voted on:

         1. Proposal No. 1. Elect David L. Groen, H. Jay Groen, and James P. Mayfield III as directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified (see "Proposal One - Election of Directors");

         2. Proposal No. 2. Ratify the appointment by the Board of Directors of Tanner+Co., certified public accountants, as independent auditors to the Company for its fiscal year ended June 30, 2001 (see "Proposal Two - Appointment of Independent Auditors");

         3. Proposal No. 3. Approve Amended and Restated Articles of Incorporation, that include an increase in the number of authorized shares of the Company and a limitation on the liability of directors pursuant to Section 841 of the Utah Revised Business Corporations Act, as amended (the "Revised Act") (see "Proposal Three - Approval of Amended and Restated Articles of Incorporation");

         4. Proposal No. 4. Approve the number of shares under the Company's 2000 Stock Option Plan (see "Proposal Four - Approval of Number of Shares Under 2000 Stock Option Plan");

         5. Proposal No. 5. Approve a voting process whereby shareholders can approve an action, without holding a meeting, if a written consent setting forth the action is signed by a majority of the shareholders pursuant to Section 704 of the Revised Act (or such greater vote as may be required) (see "Proposal Five
- Approval of Shareholder Action by Majority Written Consent"); and

         6. Other Business. Such other business as may properly come before the Annual Meeting.

         The Board of Directors recommends that shareholders vote FOR all nominees for director listed in Proposal No. 1 and FOR Proposals 2-5.


              INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

Voting Rights

         The outstanding voting securities of the Company on April 6, 2000 consisted of 71,879,722 shares of common stock, par value $0.005 per share ("Common Stock"). Only holders of record of the Company's Common Stock outstanding as of April 6, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. Each shareholder has the right to one vote for each share of the Company's Common Stock owned by the shareholder.

Voting and Revocation of Proxies

         By  completing   and  returning  the   accompanying   proxy  form,  the
shareholder authorizes David L. Groen and H. Jay Groen, as designated on the face of the proxy form (the "Proxy Holders"), to vote all shares for the shareholder. All proxies returned to the Company that are properly signed and dated will be voted by the Proxy Holders as the shareholder directs. If no direction is given, valid proxies will be voted by the Proxy Holders FOR the election of the persons nominated as directors, FOR the appointment of Tanner+Co. as the Company's independent auditors for the fiscal year ended June 30, 2001, FOR the approval of the Amended and Restated Articles of Incorporation, including an increase in the number of authorized shares of the Company and a limitation on the liability of directors pursuant to Section 841 of the Revised Act, FOR the approval of the number of shares to be issued under the Company's 2000 Stock Option Plan, and FOR the approval of a voting process whereby the shareholders can approve an action, without holding a meeting, if a written consent setting forth the action is signed by a majority of the shareholders, pursuant to Section 704 of the Revised Act. Additionally, the shares represented by a valid proxy will be voted by the Proxy Holders, in their discretion, on any other matters that may properly come before the Annual Meeting. The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

         A proxy may be revoked by (i) delivering a written statement to the President of the Company stating that the proxy is revoked, (ii) by delivering to the President of the Company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) by voting in person at the Annual Meeting. A revoked proxy will not be voted.

Quorum and Voting Requirements

         A quorum of the voting shares of the Company must be present at the Annual Meeting for a vote to be taken. Under Utah law and the Company's Articles of Incorporation and Bylaws, a quorum will be present if a majority of the voting shares outstanding and entitled to vote at the meeting are present in person or by proxy. Under Utah law and the Company's Articles of Incorporation and Bylaws, abstentions and broker non-votes will be counted for the purposes of determining whether a quorum is present at the Annual Meeting. With regard to Proposal No. 1, directors are elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting. Thus votes may be cast in favor of one or more directors or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. The appointment of auditors under Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The approval of the Amended and Restated Articles of Incorporation under Proposal No. 3 requires the affirmative vote by the holders of a majority of the current outstanding shares of the Company. The approval of the number of shares to be issued under Stock Option Plan under Proposal No. 4 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The approval of a Shareholder Action by Majority Written Consent under Proposal No. 5 requires the affirmative vote by the holders of a majority of the current outstanding shares of the Company. With regard to Proposal Nos. 2-5, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Adjournment of Annual Meeting

         In the event that Proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the Proxy Holders may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, the Company will conduct the business of the Annual Meeting. The Proxy Holders will vote in favor of any such proposed adjournments.

Solicitation

         The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees, and representatives of the Company may solicit proxies by telephone, mail, or personal interviews, and arrangements will be made with banks, brokerage firms, and others to forward solicitation materials to the beneficial owners of shares held of record by them. The total cost of all such solicitation efforts, including reimbursement of the expenses of brokers and other nominees, will be borne by the Company.

Shareholder Proposals For 2001 Annual Meeting

         In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders (the "2001 Annual Meeting"), the proposal must be received by the Company's President at the above address no later than December 31, 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 as amended.

         Proposals of shareholders submitted for consideration at the Company's 2001 Annual Meeting other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8, must be delivered to the Company's President no later than March 14, 2001. If such timely notice of a shareholder's proposal is not given, the Company's Proxy Holders may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2001 Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding ownership of Common Stock as of April 6, 2000, with respect to (i) each person who is known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) the beneficial ownership of such securities by each executive officer and director of the Company, and (iii) the beneficial ownership of all such securities by all of the Company's directors and executive officers as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares: (i) voting power for the stock; and/or (ii) investment power for the stock (including the power to dispose of the stock). Such "beneficial ownership" also includes stock that a person has the right to acquire within 60 days of April 6, 2000. Unless otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them, subject to applicable community property laws. As of April 6, 2000, the Company has 71,879,722 shares of outstanding Common Stock. The percentage ownership for the named shareholder is calculated assuming that all the stock that could be acquired by that shareholder within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares.



Name and Address of                         Amount and Nature of                    Percent
Beneficial Owner                            Beneficial Ownership                   of Class
-------------------                         --------------------                   --------

David L. Groen                                 14,939,687(1)                         19.5 %
2640 W. California Avenue
Salt Lake City, UT 84104

H. Jay Groen                                    9,963,399(2)                         13.0 %
2640 W. California Avenue
Salt Lake City, UT 84104

James P. Mayfield III                           1,095,760(3)                          1.5 %
2640 W. California Avenue
Salt Lake City, UT 84104

Lyle Campbell                                   6,077,660(4)                          8.3 %
c/o Chapman and Cutler
111 W. Monroe Street
Chicago, IL 60603

All directors and executive                    25,998,846(1,2,3)                     36.1 %
officers (3 persons) as a
Group


         1  President,   Chief  Executive  Officer,   Chief  Financial  Officer,
Treasurer, and Director of the Company. Includes 4,500,000 shares of common stock issuable upon the exercise of options held by Mr. Groen that are currently exercisable within 60 days.

         2 Director of the Company. Includes 4,500,000 shares of common stock issuable upon the exercise of options held by Mr. Groen that are currently exercisable within 60 days.

         3 Vice President, Chief Operating Officer, Chief of Flight Operations and Director of the Company. Includes 1,025,000 shares of common stock issuable upon the exercise of options held by Mr. Mayfield that are currently exercisable within 60 days.

         4 Includes 826,000 shares of common stock issuable upon the exercise of options held by Mr. Campbell that are currently exercisable within 60 days.

         The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         Pursuant to the Company's Articles of Incorporation and Bylaws, the Company's Board of Directors may consist of from three to nine individuals as determined by the Board of Directors. The Board currently consists of three members, David L. Groen, H. Jay Groen, and James P. Mayfield III. At the Annual Meeting, shareholders are being asked to elect these same three individuals, David L. Groen, H. Jay Groen, and James P. Mayfield III, to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. In the event any nominee is unable to serve, the proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The biographies of these three individuals are as follows:

         David L. Groen is currently the President, Chief Executive Officer, Chief Financial Officer, and Treasurer of the Company and has been a Director since March 1986. Immediately prior to forming the Company, David Groen was a founding partner and Chief Financial Officer for Seagull Recycling Company. Previously, he has held numerous executive positions in the helicopter industry with Sales and Marketing, Safety Officer, Branch Manager, and Chief Pilot
responsibilities. Having extensive military and commercial experience in helicopters, Mr. Groen has logged 7,000 hours in rotor-wing and fixed-wing aircraft. Mr. Groen received his Certificate of Graduation in 1970 from the U.S. Army Warrant Officer Flight Training School, was awarded Army Aviator Wings and promoted to the rank of Warrant Officer. As a combat helicopter pilot and aircraft Commander in Vietnam, he flew hundreds of combat sorties and was awarded the Air Medal and Bronze Star. He is qualified as a pilot in most American and French helicopters, and has attended Aerospatials factory schools on the SA315B Lama and the SA316 and SA319 Alouette III helicopters. Over the years, Mr. Groen's numerous commercial helicopter missions have involved such work as EMS (emergency medical service hospital air ambulance), power line construction and patrol, topographical survey, USGS map making, forest fire fighting, long line seismic oil exploration, and wildcat on shore and off shore oil drilling operations. David Groen is co-author, along with his brother Jay, of a best selling novel entitle Huey.

         H. Jay Groen has been a Director of the Company since March 1986. Before joining the Company, Jay Groen co-founded Seagull Recycling Company, an organization that developed an original supply of secondary paper fiber for sale to domestic and Far East markets. Prior to this business venture, he was the President of China West, Inc., a Washington D.C. based organization representing U.S. firms in the Peoples Republic of China. In this role, Mr. Groen negotiated joint venture and trade agreements in such diverse industries as machine building, petroleum, coal, agriculture, light manufacturing, handicrafts, and forest products. Early in his career, Mr. Groen spent ten years as an Economist for the Central Intelligence Agency (CIA) doing original research on Asia, with a particular interest on the People's Republic of China. As part of his responsibilities with the CIA, Mr. Groen prepared written and oral briefs for the White House staff and members of Congress, and lectured at the National War College. Mr. Groen served in the U.S. Air Force as a Chinese Linguist in Vietnam and Asia, logging more than 100 combat sorties. He is the co-author, along with his brother David, of a best selling book entitled Huey, a novel about the Vietnam War. Mr. Groen has also published several other writings including: 1) "The Sweet and Sour China Market", China Under Four Modernizations; and, 2) "Buying from China", U.S. - China Economic Relations: A reappraisal. Mr. Groen has an M.A. in Economics from Virginia Polytechnic Institute, a B.A. in Economics from the University of Utah and a Language Certificate in Mandarin Chinese from Yale University. A private pilot with a practical background in aeronautical design, Mr. Groen has added much innovation to the Hawk gyroplane.

         James P. Mayfield III is currently the Vice President, Chief Operating Officer, and Chief of Flight Operations of the Company. On October 13, 1998, Mr. Mayfield replaced Philip Cannon as a Director of the Company. Mr. Mayfield, one of only a handful of individuals certified as a gryoplane pilot examiner by the FAA, brings to the Company more than 3,300 hours of flight time in gyroplanes. As the Company Chief Test Pilot, Mr. Mayfield was recently honored by being inducted into "The Society of Experimental Test Pilots," an elite world-wide organization of only 1800 pilots, whose distinguished membership include Chuck Yeager, Deke Slayton, Scott Crossfield, and Jimmy Doolittle II. Mr. Mayfield has logged more than 13,000 hours flight time that includes extensive experience test flying a wide range of aircraft. A career U.S. Marine Corps officer, Mr. Mayfield retired from the Marines in 1989 following nearly 25 years of distinguished service. His last tour of duty was in the Operations Department at Camp Pendleton, California, responsible for the safety and security of Special Weapons in the Pacific region. With a staff of 400 people reporting to him, he was responsible for training, outfitting, and evaluating the First Marine Division (30,000 Marines) in Special Weapons employment and defense. Mr. Mayfield has two baccalaureate degrees, psychology and sociology, bestowed by the University of New York.

Directors and Executive Officers of the Company

         The following table sets forth certain information concerning directors and executive officers of the Company, including the nominees for director.



                                                                                       Began Service as an
Name                            Age       Positions Held                               Officer or Director
----                            ---       --------------                               -------------------

David L. Groen                  49        President, CEO, CFO,                                 1986
                                          Treasurer, and Director

H. Jay Groen                    56        Director                                             1986

James P. Mayfield III           52        Vice President, COO, Chief of                        1998
                                          Flight Operations, and Director


         David L. Groen and H. Jay Groen are brothers. No other family relationship exists among any of the directors or officers. All directors hold office until the next Annual Meeting of shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

Executive Compensation

         The following table sets forth information concerning all cash compensation paid by the Company for services in all capacities to the Company's Chief Executive Officer during the three-year period ended June 30, 1999. The Company has no other officers whose total cash compensation exceeded $100,000 for the year. The Company has no plans that will require the Company to contribute to or to provide pension, retirement or similar benefits to directors or officers of the Company.


                                            Summary Compensation Table


                                       Annual Compensation                         Long Term Compensation
                         -------------------------------------------      -----------------------------------
                                                                                                        Pay-
                                                                                  Awards                outs
                                                                          -------------------------     -----
                                                               Other                                                All
        Name                                                   Annual     Restricted                    LTIP       Other
        and                                                    Compen       Stock          Options/     Pay-       Compen
      Position            Year        Salary      Bonus        sation      Awards           SARs        outs       sation
      --------            ----        ------      -----        ------     ----------       -------      ----       ------

David L. Groen,          Fiscal      $59,000       -0-           -0-         -0-          2,025,000      -0-         -0-
President, CEO,           1999
CFO, Treasurer,
and Director             Fiscal      $59,000       -0-           -0-         -0-                -0-      -0-         -0-
                          1998

                         Fiscal      $59,000       -0-           -0-         -0-                -0-      -0-         -0-
                          1997


Stock Options/SARs

         The following table sets forth the stock option and SAR grants to the named executive officers in fiscal year ended June 30, 1999:

              Option/SAR Grants in Fiscal Year Ended June 30, 1999
                                Individual Grants



                                     Number of          Percent of total
                                     securities           options/SARs
                                    underlaying            granted to
                                    options/SARs          employees in         Exercise or base
Name and Position                     granted             fiscal year            price ($/Sh)          Expiration date
-----------------                   ------------        ----------------       ----------------        ---------------

David L. Groen                       2,025,000                27%               $0.50 to $1.00          11/2/2003 to
President, CEO, CFO,                                                                                      3/1/2004
Treasurer, and Director





                                     Number of          Percent of total
                                     securities           options/SARs
                                    underlaying            granted to
                                    options/SARs          employees in         Exercise or base
Name and Position                     granted             fiscal year            price ($/Sh)          Expiration date
-----------------                   ------------        ----------------       ----------------        ---------------


H. Jay Groen                         2,025,000                27%               $0.50 to $1.00          11/2/2003 to
Director                                                                                                  3/1/2004

James P. Mayfield III                1,025,000                14%               $0.50                   11/2/2003 to
Vice President, COO,                                                                                      4/6/2004
Chief of Flight
Operations, and
Director

Aggregated Stock Option/SAR Exercises

         The following table sets forth the aggregated Common Stock options exercised by the named executive officers in fiscal year ended June 30, 1999, and the year-end value of unexercised options:

       Aggregated Option/SAR Exercises in Fiscal Year Ended June 30, 1999
                        and Fiscal Year-End Option Values



                                                                                                          Value of
                                                                                  Number of            unexercised in-
                                                                                 unexercised              the-money
                                                                               options/SARs at         options/SARs at
                                                                                  FY-end (#)             FY-end ($)
                                   Shares acquired       Value realized          exercisable/           exercisable/
Name and Position                  on exercise (#)             ($)              unexercisable         unexercisable(4)
-----------------                  ---------------       --------------        --------------         ----------------

David L. Groen                           -0-                   -0-              4,500,000(1)/            $5,639,750/
                                                                                     -0-                     -0-
H. Jay Groen                             -0-                   -0-              4,500,000(2)/            $5,639,750/
                                                                                     -0-                     -0-
James P. Mayfield III                    -0-                   -0-              1,025,000(3)/            $1,281,250/
                                                                                     -0-                     -0-

         1 Includes: (i) options for 2,475,000 shares of Common Stock exercisable at $0.09 per share which expire July 8, 2003; (ii) options for 2,000,000 shares of Common Stock exercisable at $1.00 per share which expire November 2, 2003; and (iii) options for 25,000 shares of Common Stock exercisable at $0.50 per share, which expire March 1, 2004.

         2 Includes: (i) options for 2,475,000 shares of Common Stock exercisable at $0.09 per share which expire July 8, 2003; (ii) options for 2,000,000 shares of Common Stock exercisable at $1.00 per share which expire November 2, 2003; and (iii) options for 25,000 shares of Common Stock exercisable at $0.50 per share, which expire March 1, 2004.

         3 Includes: (i) options for 500,000 shares of Common Stock exercisable at $0.50 per share which expire November 2, 2003; (ii) options for 25,000 shares of Common Stock exercisable at $0.50 per shares, which expire March 1, 2004; and
(iii) options for 500,000 shares of Common Stock exercisable at $0.50 per share which expire April 6, 2004.

         4 The value per share of option stock is calculated by subtracting the exercise price from the closing sales price on OTC Bulletin Board Market on June 30, 1999 ($1.75).

Director Compensation

         The Company does not compensate any of the directors of the Company.

Employment Agreements with Executive Officers and Key Employees

         On July 1, 1999, the Company entered into employment agreements with David L. Groen and James P. Mayfield. Under these employment agreements, David
L. Groen and James P. Mayfield are "at will" employees of the Company. These employment agreements contain no specific commitment by the Company to pay any compensation to any executive officer, however, these employment agreements contain non-disclosure provisions, confidentially provisions and non-competition provisions.

         On July 1,1999,  the Company entered into an employment  agreement with
H. Jay Groen, a director and key employee of the Company. The employment agreement contains no specific job description, title or specific commitment by the Company to pay a salary, however, Mr. Groen has been given the title of Special Advisor to the Board. Mr. Groen is an employee of the Company and not an executive officer.

Certain Relationships and Related Transactions

         As indicated in the discussion above, David L. Groen, H. Jay Groen, and James P. Mayfield III have stock option agreements with the Company. Also, as explained above, David L. Groen, H. Jay Groen and James P. Mayfield III have employment agreements with the Company.

         The Company has an accrued deferred salary obligation of $256,083.75 payable to David L. Groen and $241,625.30 payable to H. Jay Groen. In addition the Company, has loaned $84,313.27 to David L. Groen and $27,000 to H. Jay Groen.

         The Company entered into a promissory note totaling $180,000 with interest of 12% per annum with Hawk Autogyro, Inc., which is controlled by David
L. Groen, who is a President, CEO, CFO, Treasurer and Director of the Company and H. Jay Groen, who is a Director of the Company. The note is due on demand and has accrued interest of $112,200 as of March 31, 2000.

         The Company borrowed money under several promissory notes with Lyle Campbell, a shareholder of the Company. The Company entered into the following notes on (i) April 2, 1999, for $154,500 at 18% per annum with principal and accrued interest due in full on June 2, 1999, (ii) June 2, 1999, for $301,900 at 18% per annum with principal and accrued interest due on demand, and (iii) May 5, 1999, for $500,000 at 18% per annum with principal and accrued interest due on demand. On June 23, 1999, Mr. Campbell purchased a Groen Brothers Aviation Charter Dealership in Phoenix, Arizona for $413,000 by the cancellation of both principal and interest on the April 2nd and June 2nd notes, leaving a balance of $54,881, which was evidenced by the issuance of a June 30,1999, demand promissory note with an interest rate of 18% per annum. On October 5, 1999, Mr. Campbell purchased an option for $50,000 by the cancellation of both principal and interest on the May 5th and June 30th, leaving a balance of $545,005. The option is to acquire 826,000 shares of Common Stock of the Company for $0.50 per share for a one year period ending June 30, 2000. Also, on October 5, 1999, Mr. Campbell purchased 1,090,010 shares of Common Stock for $545,005 by the cancellation of the remaining principal and interest on the May 5th and June 30th notes.

Committees of the Board of Directors

         The Company currently has no standing audit, nominating or compensation committee of the Board of Directors.

Meetings of the Board of Directors

         The Board of Directors held four (4) meetings during the last fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's common stock, file initial reports of stock ownership and reports of changes in stock ownership with the Securities and Exchange Commission. Officers, directors, and greater than ten- percent owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of such forms furnished to the Company or by oral representations from certain persons, the Company believes that during the Company's fiscal year ended June 30,1999, all filing requirements applicable to its current officers and directors (some of which are also ten-percent beneficial owners of the Company) were met by such persons except as follows: David L. Groen filed 3 forms late describing 12 transactions,
H. Jay Groen filed 2 forms late describing 19 transactions, and James P. Mayfield filed 2 forms late describing 8 transactions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF ALL THREE NOMINEES TO THE BOARD OF DIRECTORS NAMED ABOVE.


               PROPOSAL TWO - APPOINTMENT OF INDEPENDENT AUDITORS

         Tanner+Co. has been the Company's independent auditors since June 30, 1990. Proposal No. 2 is to reappoint Tanner+Co. as the Company's independent public auditors for the fiscal year ending June 30, 2001. No representative of Tanner+Co is expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF TANNER+CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001.


                PROPOSAL THREE - APPROVAL OF AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

Changes Generally

         The Company's Board of Directors has approved a resolution to amend and restate the Company's Articles of Incorporation in the form attached hereto as Exhibit A. On July 1, 1992, the Utah legislature adopted the Revised Business

Corporations Act (the "Revised Act"). The Company's current Articles of Incorporation were adopted under the prior Utah corporation statute. The Revised Act allows for substantially abbreviated Articles of Incorporation than those customarily adopted under the prior law. Accordingly, in addition to the amendments specifically set forth below, the Board of Directors has approved the removal of certain sections, including a section denying "preemptive rights," which are no longer required under the Revised Act. The par value of the Company's common and preferred stock has also been changed to no par value as a par value for such stock is no longer required under the Revised Act.

Increase in Authorized Common Stock

         In addition to the general changes to the Company's Amended and Restated Articles of Incorporation as described in the preceding paragraph, the Board of Directors has also approved an increase in the authorized capital. On February 23, 2000, the Company's Board of Directors unanimously approved a resolution to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 100,000,000, the number of shares currently authorized, to 200,000,000, having no par value. This provision increasing the authorized number of shares of Common Stock is set forth in Article III of the Company's Amended and Restated Articles of Incorporation. The Board of Directors believe that the availability of the proposed amount of additional authorized shares of common stock will provide the Company with the flexibility to issue common stock in connection with possible future equity financing, stock options, or other appropriate general corporate purposes, without the expense and delay of a special meeting of the shareholders. At this time, the Company has no present plans, understandings or agreements for the issuance or use of the proposed additional shares of common stock.

         The Company has 200,000,000 authorized shares of preferred stock with none outstanding. The Board of Directors reserves the right to set the rights, preferences, privileges and reductions and other matters relating to the preferred stock of the Company without shareholder approval. The number of authorized preferred stock is not being changed by the Amended and Restated Articles of Incorporation. The preferred stock, however, will now have no par value.

Limitation of Liability For Directors

         In addition to the general changes to the Company's Amended and Restated Articles of Incorporation as described in the preceding paragraphs, the Board of Directors has also approved a limitation on the liability of directors. On February 23, 2000, the Company's Board of Directors unanimously approved a resolution to amend the Company's Articles of Incorporation to add a provision to limit the liability of members of the Board of Directors as permitted by the Revised Act. This provision is set forth in Article IV of the proposed Amended and Restated Article of Incorporation.

         Section 841 of the Utah Revised Business Corporation Act specifies that a company's articles of incorporation may include a provision eliminating or limiting the personal liability of a director to the corporation or to its shareholders for monetary damages for any action taken or any failure to take any action as a director, except liability for: (a) the amount of a financial benefit received by a director to which he is not entitled; (b) an intentional infliction of harm on the corporation or the shareholders; (c) a violation of the Utah law imposing liability for unlawful distributions; (d) an intentional violation of criminal law.

         The Utah legislature enacted this provision in response to changes in the market for directors' liability insurance, including the significant increase in the number and magnitude of lawsuits against directors and the unavailability of insurance on traditional terms, or on any terms at all. The Utah Legislature considered this development a threat to the quality and stability of the governance of Utah corporations, because of the unwillingness of directors to serve without the protections traditionally available to them against claims arising out of their services and because of the deterrent effect on entrepreneurial decision-making by directors who do serve.

         The proposed amendment to the Articles of Incorporation does not eliminate a director's fiduciary duty to the Company; it only eliminates monetary damage awards occasioned by a breach of that duty. Thus, if the amendment to the Articles of Incorporation is approved, a breach of the duty would remain a valid basis for a suit seeking to stop a proposed transaction from occurring. After the transaction has occurred, however, the stockholders would no longer have a claim against directors for money damages based on the breach of the duty, even if that breach involved gross negligence relating to business decisions involving takeover proposals.

         The proposed amendment to the Articles of Incorporation provides that liability of directors shall be limited to the maximum extent provided by law. The proposed amendment to the Articles of Incorporation further provides that any repeal or modification of this provision by the Company's stockholders will not adversely affect any right or protection of a director existing at the time of such repeal of modification.

         The proposed amendment to the Articles of Incorporation limits director liability only for future conduct and does not limit liability for conduct which predates the date of filing of the proposed amendment to the Articles of Incorporation. The Company is not aware of any pending or threatened claim which would be covered by the proposed amendment to the Articles of Incorporation, nor has there been any litigation in the recent past which would have been affected had this amendment been in place at the time of the conduct referred to in such litigation.

         The Board of Directors believes that the proposed amendment to the Articles of Incorporation is in the best interest of the Company and its stockholders, by maintaining the Company's ability to attract and retain qualified individuals to serve as directors by assuring directors (and potential directors) that their good faith decisions will not be second-guessed by a court evaluating decisions with the benefit of hindsight. This proposed amendment, if approved, will benefit the directors of the Company at the potential expense of its shareholders in the event of a breach by one of the directors of his fiduciary duty to the Company. In such cases, those stockholders' only remedy would be to sue to stop the completion of the Board's action. In many situations, this remedy may not be effective due to completion of the Board's action.

         The Board of Directors believes that the diligence exercised by directors stems primarily from their desire to act in the best interest of the Company, and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of the proposed amendment to the Articles of Incorporation.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IN THE FORM ATTACHED HERETO AS EXHIBIT "A".

               PROPOSAL FOUR - APPROVAL OF NUMBER OF SHARES UNDER
                             2000 STOCK OPTION PLAN

         The Board of Directors has approved the 2000 Stock Option Plan (the "Plan") for the Company in the form attached hereto as Exhibit B. The purpose of the Plan is to provide stock option incentives to directors, officers, other employees, consultants, and advisors of the Company (or any future subsidiary or parent company of the Company). The Company is seeking shareholder approval of the Plan because such approval is required under Internal Revenue Service regulations in order to allow the Company to award incentive stock options ("ISOs") under the Plan. Described below are the material features of the Plan.

General

         The Plan provides for the grant of a ISOs qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NSOs"). The Plan is administered either by the Board of Directors or one or more committees of the Board of Directors (the "Administrator"). Option grants are made in the discretion of the Administrator and may be made to Company officers, directors, employees, consultants and other persons as determined by the Administrator. Presently, there are two (2) executive officers, and numerous other employees currently employed by the Company, all of whom (as well as all future employees) are eligible to participate in the Plan.

         The Plan currently provides that a maximum of thirty (30) million shares of Common Stock may be issued under the Plan (subject to adjustment in the event of stock split or other changes in the Common Stock as provided in the
Plan). To the extent that: (i) options expire or terminate for any reason prior to exercise, or (ii) options are canceled and replaced by the Administrator, the shares of Common Stock underlying such options will again be available for award under the Plan.

         Shares issued under the Plan will be "restricted" as defined under Securities and Exchange Commission ("SEC") Rule 144, until such time as the Company determines in its discretion, if at all, to register such shares under the Securities Act of 1933. Cash proceeds from the exercise of option grants will be used for general corporate purposes.

The Administrator

         As mentioned above, the Administrator of the Plan will be the Board of Directors or, if delegated by the Board of Directors in its discretion, one or more committees of the Board of Directors. The Administrator has full authority and discretion in the administration of the Plan, including adopting rules for administration of the Plan and determining the designation of those persons receiving option grants, the type of option granted, the number of shares to be covered by options, the exercise price, and other options terms. The
Administrator's decisions in the administration of the Plan are final and binding on all persons for all purposes.

Option Terms

         The Company may grant ISOs under the Plan only to employees of the Company. Such grants must be at an exercise price per share not less than 100% of the fair market value of the Common Stock at the date of the grant (110% for optionees holding 10% of more of the Company's Common Stock). The Plan limits grants of ISOs that may be exercised for the first time by the holder during any calendar year to $100,000 in market value. ISOs must expire within five years from the date of grant. For optionees holding more than 10% of the Company's Common Stock and 10 years from the date of grant for other option holders, ISOs are exercisable during a recipient's lifetime only by such recipient and are transferable only upon death by will or the laws of descent and distribution following the recipient's death.

         The Company may grant NSOs under the Plan to directors, employees, consultants and advisors. Such NSOs are not subject to the requirements of the Code and, therefore, may not contain the same restrictions as ISOs issued under the Plan. NSOs must, however, have an exercise price not lower than the fair market value of the Common Stock on the date of grant. Additionally, no NSO, may have a term of more than 10 years from the date of grant.

         The exercise price for options may be paid to the Company, in the discretion of the Administrator, in cash, shares of Common Stock, payments over time, or through a sale and remittance procedure implemented by the Company with a brokerage firm. Generally, an option right may be exercised only by the holder within three months after his or her termination of employment (twelve months if termination is due to disability). An option generally may be exercised no later than twelve months following an active employee's death or disability. Also, an option usually is terminated immediately upon termination of an employee for material misconduct. These general rules regarding exercise following termination may be varied by the Administrator, but in no event may an option be exercised later than the date of expiration of the option.

         NSOs are transferable, in whole or in part, only (i) during the recipient's lifetime if in connection with the recipient's estate plan to one or more members of the recipient's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the recipient's death.

         Options may or may not be subject to a vesting schedule, whereby the options become exercisable by the recipient in portions. Such vesting may be based on the passing of time, performance goals, or some other criteria determined by the Administrator. Such vesting may be accelerated by the Administrator in its discretion in the event of a major corporation transaction (such as a merger or sale of all assets) or certain changes in control of the Company.

Amendments

         The Board of Directors can increase the number of shares that may be awarded under the Plan subject to approval by the shareholders if the Board of Directors desires to issue additional ISOs. The Administrator may otherwise amend the Plan at any time and in any manner, subject to the rights of the holders of outstanding options as specified in their option agreements.

Federal Income Tax Consequences of the 2000 Stock Option Plan

         The following describes the general federal income tax consequences of the option grants for grant recipients and the Company. A recipient will not realize any income at the time an ISO is granted nor upon exercise of an ISO.

However, the difference between the option exercise price and the Common Stock's fair market value at the time of exercise will be taken into account for purposes of the recipient's alternative minimum income tax, if any.

         Upon the subsequent disposition of shares of Common Stock acquired by the exercise of an ISO more than (i) two years after the ISO is granted and (ii) one year after the transfer of shares of Common Stock upon the exercise of such option, the recipient will realize capital gain or loss upon such disposition. The option exercise price will be the recipient's basis for determining the gain or loss. If the subsequent disposition of stock occurs before the special holding requirements describe above are met, the recipient generally will recognize ordinary income upon such disposition equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price.

         A recipient will not realize any income at the time a NSO is granted. Upon the recipient's exercise of a NSO, the difference between the fair market value of the Common Stock at the time of exercise and the option price will be ordinary income to the employee.

         With an NSO, at the time the recipient realizes ordinary income, the Company will be entitled to a deduction in the same amount as the ordinary income realized by the recipient. No such deduction or other tax consequence is applicable to the Company upon grant or exercise of an ISO.

         The foregoing is only a summary of the effect of federal income taxation upon a recipient with respect to the grant and exercise of options under the Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an employee may reside.

Outstanding Stock Options

         As of April 6, 2000, stock options for 14,774,271 shares of Common Stock were outstanding. These options have not been issued pursuant to any plan, although it is the Company's intention to seek the consent of the existing option holders to roll their existing options under the Plan. All options shares are currently exercisable. No outstanding options have been exercised. The stock options outstanding are summarized below:


Option Holder                          Shares Subject to Options
-------------                          -------------------------

David L. Groen                                 4,500,000

James P. Mayfield III                          1,025,000

Current Executive Officers                     5,525,000
  As a Group

Current Directors Who Are                      4,500,000
Not Executive Officers

All Employees Who Are                          4,749,271
Not Executive Officers

Total                                         14,774,271

         Based on the closing price of the Company's Common Stock on OTC Bulletin Board as of April 6, 2000 ($1.59), the total market value of the 14,774,271 shares underlying outstanding grants under the Plan is $23,491,091.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE NUMBER OF SHARES TO BE ISSUED UNDER THE 2000 STOCK OPTION PLAN ATTACHED HERETO AS EXHIBIT "B".


                 PROPOSAL FIVE - APPROVAL OF SHAREHOLDER ACTION
                           BY MAJORITY WRITTEN CONSENT

         Prior to July 1, 1992, the Utah Business Corporations Act allowed shareholders to take action by written consent in lieu of a meeting, but only if the consent was unanimous. Section 704 of the Revised Act now provides that any action which could be taken at any annual or special meeting of shareholders (except for the election of directors) may be taken by written consents signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. Directors may be elected by written consent only if the consent is unanimous. The purpose of the change under the Revised Act was to permit companies greater flexibility in obtaining shareholder approval.

         Section 704 does not apply automatically to corporations in existence prior to July 1, 1992. Instead, such corporations may opt into the new system of shareholder action. To opt into the new system, a company must obtain approval of a majority of the company's shareholders.

         The Company's Board of Directors recommends that, pursuant to the Revised Act, the shareholders approve a voting process whereby action which may be taken without a meeting and without prior notice so long as one or more consents in writing, setting forth the action so taken, is signed by the holders of outstanding shares having the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted. At a minimum, this will require the consent of a majority of the outstanding shares entitled to vote. To the extent any shareholder action is approved with less than unanimous consent, the Company must give the non-consenting shareholders at least 10 days notice prior to the effectiveness of the action so approved. The Board is recommending this change to allow the Company's shareholder to act without a need to hold a meeting in every instance.

         If the shareholders approve this voting mechanism, it is the intension of the Company's Board of Directors to amend the Company's Bylaws to allow the shareholders to vote in this manner.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL ALLOWING FOR SHAREHOLDERS TO ACT BY WITHOUT A MEETING BY MAJORITY WRITTEN CONSENT.

                                  OTHER MATTERS

         The Board of Directors presently knows of no other matters which are likely to be presented at the Annual Meeting. If other matters should properly come before the Annual Meeting, it is intended that the Proxy Holders will vote thereon in their discretion.


                                   OTHER ITEMS

Annual Report on Form 10-KSB

         With this Proxy Statement, the Company is delivering to the shareholders its Form 10-KSB as filed with the Securities and Exchange Commission ("SEC") for its fiscal year ended June 30, 1999, and (ii) its Form 10-QSB as filed with the SEC for its fiscal quarter ended December 31, 1999, except exhibits thereto. Copies of the Form 10-KSB and Form 10-QSB can also be obtained by searching the "EDGAR Archives" for the Company's name on the SEC's web page at http:/www. sec.gov. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits.



Date:   April 28, 2000                        By Order of the Board of Directors



                                              /s/ David L. Groen
                                              ----------------------------------
                                              DAVID L. GROEN, President

                                    EXHIBIT A
                                    ---------


                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                          GROEN BROTHERS AVIATION, INC.


         The undersigned,  being a duly appointed  officer and director of Groen
Brothers  Aviation,  Inc.,  a  Utah  corporation  (the  "Corporation"),   hereby
certifies the following:

         1. The Articles of Incorporation of the Corporation have been amended and restated in their entirety to read as follows:


                                ARTICLE I - NAME
                                ---------------

         The name of the corporation is Groen Brothers Aviation, Inc. (the "Corporation").

                              ARTICLE II - PURPOSES
                              ---------------------

         The Purpose of the Corporation shall be to conduct any or all lawful business for which corporations may be organized under the Utah Revised Business Corporation Act (the "Revised Act").

                               ARTICLE III - STOCK
                               -------------------

         Four Hundred Million (400,000,000) shares, having no par value, of which Two Hundred Million (200,000,000) is designated "Common Stock" and Two Hundred Million (200,000,000) is designated "Preferred Stock." The Common Stock shall have unlimited voting rights, with each share of Common Stock being entitled to one vote. The Corporation's Board of Directors shall have the authority, without shareholder approval, to set the rights, preferences, and privileges relating to the Preferred Stock of the Corporation and take all further actions with respect thereto as may be allowed by Section 602 of the Revised Act.


                      ARTICLE IV - LIMITATION OF LIABILITY
                      ------------------------------------

         To the fullest extent permitted by Section 841 of the Revised Act, a director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for any action taken or any failure to take any action as a director, except liability for: (i) the amount of a financial benefit received by a director to which such director is not entitled; (ii) an intentional infliction of harm on the Company or the shareholders; (iii) a violation of Section 842 of the Revised Act; or (iv) an intentional violation of criminal law. If the laws of the State of Utah are amended after the adoption of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the laws of the State of Utah, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.


                     [End of Amended and Restated Articles]



         2. These Amended and Restated Articles of Incorporation (this "Amendment") were approved by the Board of Directors of the Corporation by unanimous written consent dated February 23, 2000, and submitted to the shareholders of the Corporation for their approval. The Corporation has 71,879,722 shares of outstanding Common Stock that were entitled to vote on this Amendment. Of that number, ______ shares of Common Stock were present in person or by proxy at the Annual Meeting of Shareholders held on May 20, 2000. The total number of votes cast for the Amendment was __________, and _____ shares were voted against the Amendment.



         IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation as of the _____ day of May, 2000.



                                            GROEN BROTHERS AVIATION, INC.


                                            By----------------------------------

                                            Its---------------------------------

                                    EXHIBIT B
                                   ----------

                          GROEN BROTHERS AVIATION, INC.

                             2000 STOCK OPTION PLAN
                           Effective February 23, 2000

                                   ARTICLE 1.
                               GENERAL PROVISIONS
                               ------------------

         1.1.     PURPOSE OF THE PLAN

                  This 2000 Stock Option Plan (the "Plan") is intended to promote the interests of Groen Brothers Aviation, Inc., a Utah corporation (the "Corporation"), by providing eligible persons with the opportunity to acquire or increase their proprietary interest in the Corporation as an incentive for them to remain in the Service of the Corporation.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         1.2.     ADMINISTRATION OF THE PLAN

                  a. The Plan shall be administered by the Board or, to the extent required under applicable Stock Exchange requirements or if desired by the Board, a committee of the Board. If administered by a committee, the Primary Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. The authority to administer the Plan with respect to persons other than Section 16 Insiders may be vested in either the Primary Committee or a Secondary Committee, as determined by the Board.

                  b. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may terminate the functions of any Secondary Committee at any time and delegate all powers and authority previously delegated to such committee to the Primary Committee. To the extent committee administration is no longer required by applicable law, regulation, or Stock Exchange requirement, the Board may also terminate the functions of any committee at any time and reassume all powers and authority previously delegated to such committee.

                  c. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan
Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

                  d. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

                  e. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares, the acceleration of such vesting schedule, and all other terms and conditions of the option grants.

         1.3.     ELIGIBILITY

                  The following  persons shall be eligible to participate in the
Plan:

                  a. Employees,

                  b. non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                  c. consultants and other independent advisors who provide Services to the Corporation or any Parent or Subsidiary.

         1.4.     STOCK SUBJECT TO THE PLAN

                  a. The stock issuable under the Plan shall be shares of authorized but unissued Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Thirty Million (30,000,000), which number of shares may be changed from time to time in accordance with Article 3.4 below.

                  b. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-regrant provisions of
Article 2.4. However, should the Exercise Price be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the holder of such option.

                  c. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year, and (iii) the number and/or class of securities and the Exercise Price in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE 2.
                              OPTION GRANT PROGRAM
                              --------------------

         2.1.     OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of Article
2.2 of the Plan, below.

                  a.       Exercise Price

                           (1) The  Exercise  Price  shall  be fixed by the Plan
Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

                           (2) The Exercise Price shall become  immediately  due
upon exercise of the option and shall, subject to the documents evidencing the option, be payable in one or more of the forms specified below:

                                     (a)  cash  or  check  made  payable  to the
         Corporation,

                                     (b)  a  promissory  note,  payable  to  the
         Corporation, but only to the extent authorized by the Administrator pursuant to Section 3.1 of the Plan,

                                     (c)  shares  of Common  Stock  held for the
         requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                     (d) to the extent  the option is  exercised
         for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (i) a Corporation-designated brokerage firm to effect the immediate sale of the Purchased Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the Purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise; and (ii) the Corporation to deliver the certificates for the Purchased Shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the Exercise Price for the Purchased Shares must be made on the Exercise Date.

                  b. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the Grant Date.

                  c.       Effect of Termination of Service

                           (1)  The  following   provisions   shall  govern  the
exercise  of any  options  held by the  Optionee  at the  time of  cessation  of
Service:

                                     (a) Any option  outstanding  at the time of
         the Optionee's cessation of Service for any reason except death, Permanent Disability or Misconduct shall remain exercisable for a three
         (3) month period thereafter, provided no option shall be exercisable after the Expiration Date.

                                     (b) Any option  outstanding  at the time of
         the Optionee's cessation of Service due to death or Permanent Disability shall remain exercisable for a twelve (12) month period thereafter, provided no option shall be exercisable after the Expiration Date. Subject to the foregoing, any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                     (c)  Should  the   Optionee's   Service  be
         terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                     (d) The option shall,  immediately upon the
         Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the Expiration Date, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

                           (2) The Plan Administrator shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                     (a) extend the period of time for which the
         option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the Expiration Date, and/or

                                     (b)  permit  the  option  to be  exercised,
         during the applicable post- Service exercise period, not only with respect to the number of shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional shares that would have vested under the option had the Optionee continued in Service.

                  d. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the Exercise Price, and become a holder of record of the Purchased Shares.

                  e. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options may be exercised only by the Optionee, and shall not be assignable or transferable except by will or the laws of descent and distribution following the Optionee's death. Non-Statutory Options may be assigned or transferred in whole or in part only (i) during the Optionee's lifetime if in connection with the Optionee's estate plan to one or more members of the Optionee's immediate family (spouse and children) or to a trust established exclusively for the benefit of one or more such immediate family members, or (ii) by will or the laws of descent and distribution following the Optionee's death. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         2.2.     INCENTIVE OPTIONS

                  The terms specified below shall apply to all Incentive Options. Except as modified by the provisions of this Article 2.2, all the provisions of this Plan shall apply to Incentive Options. Options specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Article 2.2.

                  a. Eligibility. Incentive Options may only be granted to Employees.

                  b. Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the Grant Date.

                  c. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied in the order in which such options are granted.

                  d. 10% Stockholder. If an Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Grant Date, and the option term shall not exceed five (5) years measured from the Grant Date.

                  e. Holding Period. Shares purchased pursuant to an option shall cease to qualify for favorable tax treatment as Incentive Option Shares if and to the extent Optionee disposes of such shares within two (2) years of the Grant Date or within one (1) year of Optionee's purchase of said shares.

         2.3.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                  a. In the event of any Corporate Transaction, the Plan Administrator shall have the sole discretion to elect that any outstanding option shall automatically accelerate so that such option shall, immediately prior to the effective date of the Corporate Transaction, becomes fully exercisable for all or a greater portion of the shares of Common Stock at the time subject to such option. The Plan Administrator's discretion under this
Article 2.3.a. shall be exercisable either at the time the option is granted or at any time while the option remains outstanding.

                  b. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities that would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options.

                  c. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options assumed or replaced in a Corporate Transaction that do not otherwise accelerate at that time in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one-year period measured from the effective date of the Involuntary Termination.

                  d. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Change in Control or (ii) condition any such option acceleration upon the subsequent Involuntary Termination of the Optionee's Service within a specified period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration of the option term.

                  e. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non- Statutory Option under the federal tax laws.

                  f. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


         2.4.   CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, with the consent of the Optionee, the cancellation of any outstanding options and to grant in substitution new options covering the same or different number of shares of Common Stock, but with an exercise price per share based on the Fair Market Value per Share of Common Stock on the new Grant Date.

                                   ARTICLE 3.
                                  MISCELLANEOUS
                                  -------------

         3.1.     FINANCING

                  The Plan Administrator may permit any Optionee to pay the option Exercise Price by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option Exercise Price payable for the Purchased Shares plus (ii) the amount of any federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

         3.2.     TAX WITHHOLDING

                  a. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

                  b. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

                           (1) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           (2) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

         3.3.     EFFECTIVE DATE AND TERM OF THE PLAN

                  a. The Plan shall become effective on the Plan Effective Date.
However, no shares shall be issued under the Plan pursuant to Incentive Options until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all Incentive Options previously granted under this Plan shall automatically convert into Non-Statutory Options.

                  b. The Plan shall terminate upon the earliest of (i) February 23, 2010, (ii) the date on which all shares available for issuance under the

Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options shall continue to have force and effect in accordance with the provisions of the documents evidencing such options.

         3.4.     AMENDMENT OF THE PLAN

                  a. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, or to cancel any grants made thereunder; provided, however, that no such amendment, modification, or cancellation shall adversely affect any rights and obligations with respect to options at the time outstanding under the Plan unless each affected Optionee consents to such amendment, modification, or cancellation. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws, regulations, or Stock Exchange requirements.

                  b. Options to purchase shares of Common Stock may be granted under the Plan that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued are held in escrow until there is obtained Board approval (and shareholder approval if required by applicable laws, regulations, or Stock Exchange requirements) of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.

         3.5.     USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         3.6.     REGULATORY APPROVALS

                  a. The implementation of the Plan, the granting of any option under the Plan, and the issuance of any shares of Common Stock upon the exercise of any option shall be subject to the Corporation's obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan and the options and shares of Common Stock issued pursuant to the Plan.

                  b. No shares of Common Stock shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws and all applicable listing requirements of any Stock Exchange on which Common Stock is then listed for trading.

         3.7.     NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee to terminate such person's Service at any time for any reason, with or without cause.



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



                                    APPENDIX
                                    --------

                  The following definitions shall be in effect under the Plan and the Plan Documents:

         1.       Board shall mean the Corporation's Board of Directors.

         2. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                           (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

                           (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         3. Code shall mean the Internal Revenue Code of 1986, as amended.

         4. Common Stock shall mean the Corporation's common stock.

         5.   Corporate   Transaction   shall  mean  either  of  the   following
stockholder-approved transactions to which the Corporation is a party:

                           (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                           (ii) the sale,  transfer or other  disposition of all
         or  substantially   all  of  the   Corporation's   assets  in  complete
         liquidation or dissolution of the Corporation.

         6. Corporation shall mean Groen Brothers Aviation, Inc., a Utah corporation, and any corporate successor to all or substantially all of the assets or voting stock of Groen Brothers Aviation, Inc., which shall assume the Plan by appropriate action.

         7. Eligible Director shall mean a non-employee Board member eligible to participate in the Plan.

         8. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         9. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise pursuant to the Stock Option Exercise Notice and Purchase Agreement.

         10. Exercise Price shall mean the exercise price per share as specified in the Stock Option Grant.

         11. Expiration Date shall mean the date on which the option expires as specified in the Stock Option Grant.

         12. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i) If the Common Stock is traded at the time on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                           (iii) If the Common Stock is not listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         13. Grant Date shall mean the date on which the option is granted to Optionee as specified in the Stock Option Grant.

         14. Incentive Option shall mean an option which satisfies the requirements of an "incentive stock option" under Code Section 422.

         15. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                           (i)  such  individual's   involuntary   dismissal  or
         discharge by the Corporation for reasons other than Misconduct, or

                           (ii)   such   individual's    voluntary   resignation
         following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         16. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary).

         17.      1933 Act shall mean the Securities Act of 1933, as amended.

         18. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         19. Non-Statutory Option shall mean an option not intended to satisfy the requirements of an "incentive stock option" under Code Section 422.

         20. Optionee shall mean any person to whom an option is granted under Plan.

         21. Option Shares shall mean the number of shares of Common Stock subject to the option as specified in the Stock Option Grant.

         22. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one or the other corporations in such chain.

         23. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         24. Plan shall mean the Corporation's 2000 Stock Option Plan as set forth herein.

         25. Plan Administrator shall mean the particular entity, whether the Board or a committee of the Board, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

         26. Plan Documents shall mean the Plan, the Stock Option Grant, and Stock Option Exercise Notice and Purchase Agreement, collectively.

         27. Plan Effective Date shall mean February 23, 2000, the date on which the Plan was adopted by the Board.

         28. Primary Committee shall mean the committee of two (2) or more non-employee Board members (as defined in the regulations to Section 16 of the 1934 Act) appointed by the Board to administer the Plan with respect to Section 16 Insiders.

         29. Purchased Shares shall mean the shares purchased upon exercise of the Option pursuant to the Stock Option Exercise Notice and Purchase Agreement.

         30. SEC shall mean the Securities and Exchange Commission.

         31. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

         32. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         33. Service shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

         34. Stock Exchange shall mean either the American Stock Exchange, the New York Stock Exchange, another regional stock exchange, or the Nasdaq market as established by the National Association of Securities Dealers.

         35. Stock Option Exercise Notice and Purchase Agreement shall mean the agreement of said title in substantially the form of Exhibit A to the Stock Option Grant, pursuant to which Optionee gives notice of his intent to exercise the option.

         36. Stock Option Grant shall mean the Stock Option Grant document, pursuant to which Optionee has been informed of the terms of the option granted under the Plan.

         37. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         38. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options in connection with the exercise of those options.

         39. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

GROEN BROTHERS                                                             PROXY
AVIATION, INC.                                 This Proxy is Solicited on Behalf
2640 W. California Ave. Suite A,                       of the Board of Directors
Salt Lake City, Utah, 84104-4593


         The undersigned shareholder hereby appoints David L. Groen and H. Jay Groen as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of Groen Brothers Aviation, Inc. held of record by the undersigned and/or all of the votes to which the undersigned is entitled pursuant to the terms of common stock, held by the undersigned on April 6, 2000 (the record date), at the Annual Meeting of Shareholders to be held on May 20, 2000, or at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.

1.       ELECTION OF DIRECTORS

 ----- FOR all nominees listed below          ------  WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

          (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                David L. Groen    H.Jay Groen     James P. Mayfield III

2. APPOINTMENT OF TANNER+CO. AS INDEPENDENT CERTIFIED AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2001

                  FOR                     AGAINST                        ABSTAIN

3.       APPROVAL OF THE AMENDED AND RESTATED ARTICLES OF
         INCORPORATION

                  FOR                     AGAINST                        ABSTAIN

4.       APPROVAL OF THE NUMBER OF SHARES UNDER THE 2000 STOCK OPTION
         PLAN

                  FOR                     AGAINST                        ABSTAIN

5.       APPROVAL OF SHAREHOLDER ACTION BY MAJORITY WRITTEN CONSENT,
         WITHOUT A MEETING

                  FOR                     AGAINST                        ABSTAIN


         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1 and FOR Proposal Nos. 2-5.

         Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Please mark, sign, date and return this proxy promptly. By signing below, the undersigned also acknowledges receipt of the Company's Proxy Statement and Annual Report accompanying this proxy.


------------------------------------        ------------------------------------
DATE:                                       Name of entity which owns the share
                                            if other than an individual


------------------------------------        By:---------------------------------
Signature (if signing individually)            Signature of authorized signer


------------------------------------        ------------------------------------
Additional signature if held jointly        Title of authorized signer